UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

CXJ GROUP CO., LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-248779	85-2041913
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

C290, DoBe E-Manor,

Dongning Road No. 553,

Jianggan District, Hangzhou City

Zhejiang Province, Peoples Republic of China

(Address of Principal Executive Offices) (NA)

+86 18668175727

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 4.01	Changes In Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On November 25, 2021, CXJ Group Co., Limited (the “Company”) notified Total Asia Associates PLT (“TAA”) that it was being dismissed as the Company’s independent registered public accounting firm effective November 25, 2021. The decision to dismiss TAA as the Company’s independent registered public accounting firm was approved by the Company’s board of directors (the “Board”).

TAA’s reports on the consolidated financial statements of CXJ Group Co., Limited as of and for the years ended May 31, 2021, and 2020 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended May 31, 2021 and 2020, and the subsequent interim periods through November 25, 2021, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with TAA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TAA, would have caused TAA to make reference to the subject matter of the disagreements in connection with its reports; or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except certain material weaknesses in the Company’s internal control over financial reporting, as discussed in the Form 10-Q for the quarterly periods ended August 31, 2021.

The Company provided TAA with the disclosures under this Item 4.01 of Form 8-K and requested TAA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01 of Form 8-K and, if not, stating the respects in which it does not agree. TAA’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On November 25, 2021, the Board approved the appointment of Zhen Hui Certified Public Accountant (“Zhen Hui”) as the Company’s new independent registered public accounting firm for the fiscal year ending May 31, 2022, effective immediately. During the Company’s two most recent fiscal years ended May 31, 2021, and 2020, and the subsequent interim periods through November 25, 2021, neither the Company nor anyone acting on its behalf consulted with Zhen Hui with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Zhen Hui did not provide either a written report or oral advice to the Company that Zhen Hui concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) (a) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (b) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Consent to Change
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CXJ GROUP CO., LIMITED

	By	/s/ Lixin Cai
Date: November 30, 2021	Name:	Lixin Cai
	Title:	Chairman and Chief Executive Officer